Exhibit 10.10

FIRST AMENDMENT TO CREDIT AGREEMENT AND CREDIT DOCUMENTS

Dated as of December 1, 2003

This FIRST AMENDMENT TO CREDIT AGREEMENT AND CREDIT DOCUMENTS (this “Agreement” or this “First Amendment”) by and among U.S. RESTAURANT PROPERTIES OPERATING L.P., a Delaware limited partnership (“USRP Operating” or the “Principal Borrower”), USRP FUNDING 2002-A, L.P., a Texas limited partnership (the “General SPE”); USRP (S&C), LLC, a Texas limited liability company (“S&C”), USRP (JV1), LLC, a Texas limited liability company (“JV1”), USRP/HCI PARTNERSHIP 1, L.P., a Texas limited partnership (“HCI”), USRP HOLDING CORP., a Texas corporation (“USRP Holding”; and together with the Principal Borrower, the General SPE, JV1, HCI and S&C, the “Borrower”; provided, that representations and warranties of the Borrower contained herein shall be deemed to be made by each of them), USRP MANAGING, INC., a Delaware corporation and the general partner of USRP Operating, as a Guarantor (the “General Partner”), U.S. RESTAURANT PROPERTIES, INC., a Maryland corporation, as a Guarantor (“USRP REIT”), the Subsidiary Guarantors (as defined in the Credit Agreement referenced below), the Lenders (as defined in the Credit Agreement), BANK OF AMERICA, N.A., as Agent for the Lenders (in such capacity, the “Agent”) and as issuing lender (in such capacity, “Issuing Lender”) and BANC OF AMERICA SECURITIES LLC, as Sole Lead Arranger and Sole Book Manager (in such capacity “BAS”) is an amendment to the terms set forth in that certain Credit Agreement dated as of November 4, 2003 among the Borrower, the General Partner, the Subsidiary Guarantors, the Agent, the Lenders and BAS (as the same may have been amended, restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”); capitalized terms used herein and not otherwise defined shall have the meanings given to such terms in the Credit Agreement.

WHEREAS, the Borrower has requested that the Lenders amend the Credit Agreement in accordance with the terms hereof; and

WHEREAS, the Lenders have agreed, based on Borrower’s request, to amend the Credit Agreement on the terms and conditions set forth herein;

NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged by the parties hereto, the parties hereto agree as follows:

1. Amendments to Credit Agreement.

(a) The first “Whereas” clause following the introductory paragraph of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“WHEREAS, the Borrowers have requested that the Lenders provide a revolving credit facility in an aggregate amount of up to $60,000,000 (the “Credit Facility”) for the purposes hereinafter set forth; and”

(b) The following definitions are hereby added to Section 1.1 of the Credit Agreement in their respective proper alphabetical positions:

““Debt-like Preferred Stock” means, for any Person, any Preferred Stock or other Capital Stock of such Person that is not typical perpetual preferred equity but instead either (a) obligates such Person, or any Affiliate of such Person, to purchase, redeem, repurchase, retire, or defease such preferred Capital Stock (other than as a result of a Change of Control or an Asset Disposition that does not in fact result in a redemption of such preferred Capital Stock), (b) is contractually supported by (i) any Lien on or Negative Pledge covering any Property of such Person or any Affiliate of such Person, or (ii) by any guaranty made by any Affiliate of such Person, or (c) considered to be a liability under GAAP.

““Debt-like Preferred Stock Expense” means, for any period for any Person, the aggregate dividend payment or other distribution due to the holders of Debt-like Preferred Stock of such Person, whether payable in cash or in kind, and regardless of whether such payment or distribution is actually paid during such period.”

““Debt-like Preferred Stock Liabilities” means, with respect to any Debt-like Preferred Stock of any Person, an amount equal to (a) the stated liquidation, redemption, repurchase or other defeasance value of such Debt-like Preferred Stock (including, without limitation, the maximum potential amount related to any applicable multipliers or other adjustment factors that could be applied to such value upon such purchase, re-purchase, redemption, retirement or defeasance), plus (b) without duplication, any outstanding accrued and unpaid dividends payable by such Person or any of its Affiliates with respect to such preferred Capital Stock for periods prior to the then-current dividend period, plus (c) without duplication, all mandatory sinking fund payments which may come due with respect to such Debt-like Preferred Stock, plus (d) without duplication, any other amounts (other than current and future scheduled periodic dividend payments) that could be owed by such Person or any Affiliate of such Person with respect to such Debt-like Preferred Stock.”

““Unconsolidated Affiliate” means any Affiliate of any of the USRP REIT, the General Partner, the Borrower or any of their Subsidiaries in which the USRP REIT, the General Partner, the Borrower or any of their Subsidiaries holds an equity interest and which is not a Consolidated Party hereunder; and “Unconsolidated Affiliates” means a collective reference to each such entity.”

““Unconsolidated Affiliate Interest” means, with respect to any Unconsolidated Affiliate, the percentage of the Capital Stock or other equity interests in such Unconsolidated Affiliate owned by any of the USRP REIT, the General Partner, the Borrower or any of their Subsidiaries; provided, however, that in calculating the “Unconsolidated Affiliate Interest” held with respect to any liabilities or Indebtedness of an Unconsolidated Affiliate, such percentage shall be the greater of (a) the percentage calculated pursuant to the foregoing provisions of this definition and (b) the percentage amount of such liabilities and/or Indebtedness which is recourse to any Consolidated Party holding interests in such Unconsolidated Affiliate (in each case without duplication of amounts already included in the applicable calculation).”

(c) The definitions of the terms “Borrowing Base Asset Value”, “Business Day”, “Eligible Assignee”, “Funded Indebtedness”, “Intercreditor Agreement”, “Maturity Date”, “Required Lenders”, “Revolving Committed Amount”, “Term Loan Agreement” and “Total Liabilities” contained in Section 1.1 of the Credit Agreement are hereby deleted in their entirety and replaced with the following:

““Borrowing Base Asset Value” means, as of any given calculation date, an amount equal to (a) the sum of the Asset Values of all Real Properties which are wholly owned by any of the General SPE, HCI (or Wholly-Owned Subsidiaries thereof), JV1 (or Wholly-Owned Subsidiaries thereof) or S&C; less (b) any amounts included in the above calculations that are attributable to (i) assets subject to one or more Liens or Negative Pledges; and (ii) Excluded Assets.”

““Business Day” means a day other than a Saturday, Sunday or other day on which commercial banks in Charlotte, North Carolina, San Francisco, California or New York, New York are authorized or required by law to close.”

““Consolidated Fixed Charges” means, as of any date, for the four fiscal quarter period most recently ending on or prior to such date, the sum of (a) all scheduled payments of principal on Funded Indebtedness of the Consolidated Parties on a consolidated basis (including, without limitation, (i) the implied principal component of payments due on Capital Leases and Synthetic Leases, (ii) all Debt-like Preferred Stock Expenses incurred during such period in connection with all Debt-like Preferred Stock of the Consolidated Parties and all other dividends paid during such period on any Preferred Stock of the Consolidated Parties and (iii) an amount, not less than zero (0), equal to (A) payments made in connection with any ground leases, but excluding voluntary prepayments or mandatory prepayments required pursuant to Section 3.3 and any scheduled balloon, bullet or similar principal payment repaying the related underlying principal Indebtedness in full), as determined in accordance with GAAP, less (B) the rental income received by the Consolidated Parties in connection with such ground leased properties in connection with operating leases under which a Consolidated Party is the lessor, plus (b) without duplication, the sum of (i) all scheduled payments of principal on Funded Indebtedness of each Unconsolidated Affiliate multiplied by the respective Unconsolidated Affiliate Interest of each such entity, (ii) all Debt-like Preferred Stock Expenses incurred during such period in connection with Debt-like Preferred Stock of any Unconsolidated Affiliate and all other dividends paid on any Preferred of any Unconsolidated Affiliate during such period, in each case multiplied by the respective Unconsolidated Affiliate Interest of each such entity; and (iii) an amount, not less than zero (0), equal to (A) (1) payments made by any Unconsolidated Affiliate in connection with any ground leases, less (2) the rental income received by any Unconsolidated Affiliate in connection with such ground leased properties in connection with operating leases under which an Unconsolidated Affiliate is the lessor, multiplied by (B) the respective Unconsolidated Affiliate Interest of each such entity; provided, that in each case, all of the above amounts not otherwise adjusted to account for Minority Interests shall be adjusted to deduct therefrom the pro rata share of such amounts allocable to the Minority Interests, plus (c) Consolidated Interest Expense.”

““Eligible Assignee” means: (a) a Lender; (b) an Affiliate of a Lender; (c) an Approved Fund; (d) (i) a commercial bank, trust company, insurance company, savings and loan association, savings bank, investment bank, pension fund or mutual fund organized under the laws of the United States of America, or any state thereof, experienced in similar types of commercial lending and having total assets in excess of $5,000,000,000; or (ii) a commercial bank experienced in similar types of commercial lending and having total assets in excess of $10,000,000,000, provided that such bank is acting through a branch or agency located in the United States of America; provided, that, for purposes of both subclause (i) and subclause (ii) of this clause (d): (1) such Person’s senior unsecured long term Indebtedness must be rated BBB or higher by S&P, Baa2 or higher by Moody’s, or the equivalent or higher of either such rating by another rating agency of national reputation and reasonably acceptable to the Agent; (2) such Person must be otherwise approved by the Agent in writing (with such approval not to be unreasonably withheld or delayed); and (3) if an Event of Default has not occurred, such Person must be approved by the Borrower (with such approval not to be unreasonably withheld or delayed) and (e) any other institution approved by the Agent in writing; provided that notwithstanding the foregoing, “Eligible Assignee” shall not include the Borrower, any Credit Party or any of the Borrower’s or any Credit Party’s Affiliates or Subsidiaries.”

““Funded Indebtedness” means, with respect to any Person, without duplication, (i) all Indebtedness (including, without limitation, Indebtedness associated with Debt-like Preferred Stock) of such Person other than Indebtedness of the types referred to in clauses (e), (f), (g), (i), (n) and (p) of the definition of “Indebtedness” set forth in this Section 1.1, (ii) all Funded Indebtedness of others of the type referred to in clause (i) above secured by (or for which the holder of such Funded Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on, or payable out of the proceeds of production from, Property owned or acquired by such Person, whether or not the obligations secured thereby have been assumed (or, if less, the aggregate net book value of all Property securing such Funded Indebtedness of others), (iii) all Guaranty Obligations of such Person with respect to Funded Indebtedness of the type referred to in clause (i) above of another Person and (iv) Funded Indebtedness of the type referred to in clause (i) above of any partnership or unincorporated joint venture in which such Person is a general partner or a joint venturer to the extent such Funded Indebtedness is recourse to such Person.”

““Intercreditor Agreement” means that certain Intercreditor Agreement dated as November 4, 2003 and entered into by and among the Collateral Agent, the Agent, the “Agent” under the Term Loan Agreement, the Lenders, the Term Loan Lenders and the Credit Parties, which agreement addresses, among other things, the priority of payments made by Borrower hereunder and under the Term Loan Agreement and the allocation of proceeds derived from the collateral under the

Security Documents, as amended by that certain First Amendment to Intercreditor Agreement dated as of December 1, 2003 and as the same may be further amended, restated, supplemented or otherwise modified from time to time in accordance with its terms.”

““Maturity Date” shall have the meaning given to such term in Section 2.1(c) hereof.”

““Required Lenders” means, at any time, Lenders (other than Defaulting Lenders) and Term Loan Lenders holding in the aggregate at least 66  2/3% of the Revolver/Term Outstanding Amount (excluding amounts held by Defaulting Lenders).”

““Required Revolver Lenders” means, at any time, Lenders (other than Defaulting Lenders) holding in the aggregate at least 66  2/3% of (a) the Revolving Commitments (and Participation Interests therein), or (b) if the Revolving Commitments have been terminated, the outstanding Loans, LOC Obligations and Participation Interests (including the Participation Interests of the Issuing Lender in any Letters of Credit).”

““Revolving Committed Amount” means $60,000,000.00, as such amount may be adjusted pursuant to and in accordance with the terms of this Credit Agreement (including, without limitation, pursuant to Sections 3.4 hereof).”

““Term Loan Agreement” means that certain $35 million Term Loan Credit Agreement dated as of November 4, 2003 among the Borrower, Guarantors, BOA, as administrative agent and BAS and such other lenders as may be party thereto from time to time, as amended by that certain First Amendment to Term Loan Agreement and Credit Documents dated as of December 1, 2003 and as the same may be further amended, restated, supplemented or otherwise modified from time to time following the date hereof.”

““Total Liabilities” means the sum of (a) total liabilities of the Consolidated Parties on a consolidated basis, as determined in accordance with GAAP, plus (b) an amount equal to the aggregate total liabilities, as determined in accordance with GAAP, of each Unconsolidated Affiliate multiplied by the respective Unconsolidated Affiliate Interest of each such entity plus (c) without duplication, the Indebtedness of the Consolidated Parties on a consolidated basis plus (d) without duplication, the aggregate of Indebtedness (including, without limitation, all Contingent Obligations) of each Unconsolidated Affiliate multiplied by the respective Unconsolidated Affiliate Interest of each such entity; provided, that (i) in each case, all of the above amounts not otherwise adjusted to account for Minority Interests shall be adjusted to deduct therefrom the pro rata share of such amounts allocable to the Minority Interests (except to the extent any Credit Party would be legally liable for the full amount of such liabilities) and (ii) notwithstanding anything contained herein to the contrary, “Total Liabilities” shall include, without duplication (A) all Debt-like Preferred Stock Liabilities of any Consolidated Party; and (B) (1) all Debt-like Preferred Stock Liabilities of any Unconsolidated Affiliate with respect to such Unconsolidated Affiliate’s Debt-like Preferred Stock, multiplied by (2) the respective Unconsolidated Affiliate Interest of each such entity.”

(d) Clause (k) is hereby deleted from the definition of the term “Indebtedness” contained in Section 1.1 of the Credit Agreement and replaced with the following:

“(k) all Debt-like Preferred Stock Liabilities associated with any Debt-like Preferred Stock of such Person (other than amounts associated with accrued and unpaid dividends),”

(e) The terms “Extended Maturity Date”, “Initial Maturity Date” and “Successful Syndication” are hereby deleted in their entirety from Section 1.1 of the Credit Agreement.

(f) Section 2.1(c) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“(c) Repayment. The principal amount of all Revolving Loans and all other amounts owed by the Borrower or any Credit Party hereunder or under any Credit Document shall, subject to acceleration or, if applicable, mandatory prepayment, pursuant to the terms hereof, be due and payable in full on October 31, 2006 (the “Maturity Date”).”

(g) Section 2.2(b) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“(b) Notice and Reports. The request for the issuance of a Letter of Credit shall be submitted by the Borrower to the Issuing Lender at least three (3) Business Days prior to the requested date of issuance. The Agent will, at least quarterly (within fifteen (15) Business Days of the end of each calendar quarter), disseminate to each of the Lenders a detailed report specifying the Letters of Credit which are then issued and outstanding and any activity with respect thereto which may have occurred since the date of the prior report, and including therein, among other things, the beneficiary, the face amount and the expiry date, as well as any payment or expirations which may have occurred.”

(h) The following sentence is hereby added to the end of Section 2.3(d):

“The Agent will, at least quarterly (within fifteen (15) Business Days of the end of each calendar quarter), disseminate to each of the Lenders a report specifying the amount of the then-outstanding Derivative Exposure Reserves and identifying the related BOA Derivative Instruments.”

(i) Section 3.4 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“3.4 Termination or Reduction of Revolving Committed Amount.

(a) Voluntary Reductions. The Borrower may from time to time permanently reduce or terminate the Revolving Committed Amount in whole or in part (in minimum aggregate amounts of $5,000,000 or in integral multiples of $5,000,000 in excess thereof (or, if less, the full remaining amount of the then applicable Revolving Committed Amount)) upon five (5) Business Days’ prior written notice to the Agent; provided, however, no such termination or reduction shall be made which would cause (i) the sum of the aggregate outstanding principal amount of Revolving Loans, plus the LOC Obligations, plus the Aggregate Derivative Reserve Amount to exceed the Revolving Committed Amount, or (ii) the sum of the aggregate outstanding principal amount of Revolving Loans, plus the LOC Obligations, plus the Aggregate Derivative Reserve Amount, plus the then-outstanding Term Loan Obligations to exceed the Borrowing Base unless, concurrently with such termination or reduction, the Revolving Loans are repaid to the extent necessary to eliminate such excess or excesses. The Agent shall promptly notify each affected Lender of receipt by the Agent of any notice from the Borrower pursuant to this Section 3.4(a).

(b) Maturity Date. Unless terminated sooner pursuant to Section 3.4(a) or Section 9.2, the Revolving Commitments of the Lenders and the LOC Commitment of the Issuing Lender shall automatically terminate on the Maturity Date.

(c) General. The Agent will promptly notify the Lenders of any such notice of termination or reduction of the Revolving Committed Amount. Any reduction of the Revolving Committed Amount shall be applied to the Revolving Commitment of each Lender according to its Revolving Commitment Percentage. All fees accrued until the effective date of any termination of all or a portion of the Revolving Committed Amount shall be paid by Borrower on the effective date of such termination.”

(j) The following clause (iii) is hereby added to Section 9.1(h) of the Credit Agreement following clause (ii) thereof:

“(iii) There exists any “Event of Default” under the Term Loan Documents which has not been cured and has not been waived by the Term Loan Lenders.”

(k) Section 10.7 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“10.7 Successor Agent.

The Agent may resign at any time by giving thirty (30) days advance notice thereof to the Lenders and the Credit Parties. In the event the Administrative Agent’s actions or inactions in its capacity as Administrative Agent hereunder constitute gross negligence or willful misconduct, the Administrative Agent may be removed as Administrative Agent under the Credit Documents at any time by (a) the Required Revolving Lenders upon 30-day’s prior notice and (b) all of the Lenders (excluding the Administrative Agent in its capacity as a Lender) upon 10-day’s prior notice; provided, however, that (w) the Administrative Agent shall have the right to contest any such claim by the Lenders regarding its gross negligence or willful misconduct, (x) the Administrative Agent’s removal shall be postponed pending the resolution of such contest, (y) the parties to such contest (which such parties shall include each of the Lenders voting in favor of the removal of the Administrative Agent, on the one hand, and the Administrative Agent, on the other) shall immediately enter into binding arbitration, on terms and conditions acceptable to each such party, for the determination of whether the Administrative Agent’s actions or inactions at issue constituted gross negligence or willful misconduct and (z) to the extent the applicable arbiter determines that the Administrative Agent’s actions or inactions did not constitute gross negligence or willful misconduct, the Lenders voting in favor of the Agent’s removal shall be jointly and severally liable for the immediate payment to the Administrative Agent of all attorneys fees and other reasonable expenses incurred by the Administrative Agent in the preparation for and adjudication of such contest. Upon any such resignation or removal of the Administrative Agent, the Required Revolving Lenders shall have the right to appoint a successor Agent. If no successor Agent shall have been so appointed by the Required Revolving Lenders and shall have accepted such appointment within thirty (30) days after the retiring Agent’s giving of notice of resignation or as of the date of the removal of the Agent, as applicable, then the retiring or removed Agent may, on behalf of the Lenders, appoint a successor Agent which shall be a commercial bank organized under the laws of the United States having combined capital and surplus of at least $100,000,000. Upon the acceptance of any appointment as Agent hereunder by a successor, such successor shall thereupon succeed to and become vested with all the rights, powers, discretion, privileges, and duties of the retiring Agent, and the retiring or removed Agent shall be discharged from its duties and obligations hereunder. After any retiring Agent’s resignation hereunder as Agent or the removal of any Agent as Agent hereunder, the provisions of this Section 10 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Agent. If no successor Agent has accepted appointment as Agent under this Credit Agreement by the date which is 30 days following a retiring Agent’s notice of resignation or the date of the Agent’s removal, as applicable, the retiring Agent’s resignation or the removed Agent’s removal (as applicable) shall nevertheless thereupon become effective and the Lenders shall perform all the duties of the Agent hereunder until such time, if any, as the Required Revolving Lenders appoint a successor agent as provided for above.”

(l) Section 11.6(a)(iv) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“(iv) provisions contained in this Credit Agreement and in the Credit Documents pertaining to purely ministerial or administrative matters may be amended, deleted or otherwise changed upon the obtaining of the written consent of the Credit Parties and Required Revolving Lenders (regardless of whether Required Lender consent is obtained) to the extent such amendments, deletions and/or other changes do not, in the judgment of the Collateral Agent, materially and adversely effect the rights, remedies or expected financial return of the Term Loan Lenders.”

2. Reaffirmation of Representations. The Borrower, General Partner, the USRP REIT and each of the other Guarantors hereby repeat and reaffirm all representations and warranties (as modified, supplemented or amended herein) made by such party to the Agent and the Lenders in the Credit Agreement and the other Credit Documents to which it is a party on and as of the date hereof (or, if any representation and warranty expressly relates to an earlier date, on and as of such earlier date) with the same force and effect as if such representations and warranties were set forth in this Agreement in full. Each of the undersigned Credit Parties hereby acknowledges and consents to the terms, conditions and revisions set forth in this Agreement.

3. Reaffirmation of Guaranty. The General Partner, the USRP REIT and each of the other Guarantors hereby each reaffirm their continuing guaranty obligations to the Agent and the Lenders under the Credit Agreement and agree that the transactions contemplated by this Agreement shall not in any way affect the validity and enforceability of their respective guaranties or the Credit Agreement or reduce, impair or discharge their obligations thereunder.

4. Conditions Precedent. The effectiveness of this Agreement is subject to receipt by the Agent of each of the following, each in form and substance satisfactory to the Agent:

(a) a counterpart of this Agreement duly executed by each of the parties listed in the preamble hereof;

(b) payment by Borrower of all outstanding fees and expenses of the Agent, the Issuing Lender, the Collateral Agent and the Agent’s, Issuing Lender’s, and Collateral Agent’s counsel (if any) incurred in connection with the preparation of this Agreement and all other fees and expenses relating to the preparation, execution and delivery of this Agreement or otherwise related to the Credit Agreement or the Credit Documents which are due and payable on the date hereof or as of the date of the applicable advance, including, without limitation, payment to the Agent, Issuing Lender and Collateral Agent of attorneys’ fees, consultants’ fees, travel expenses, all fees and expenses associated with prior transactions entered into or contemplated by and between Borrower and the Agent, Collateral Agent and Issuing Lender and all other fees and expenses due and then-owing from the Borrower to the such Persons pursuant to the terms hereof and the Credit Documents;

(c) delivery by Merrill Lynch Capital, Wells Fargo Bank, Compass Bank, Guaranty Bank and Raymond James Bank of respective Assignment and Assumptions for each of them with respect to each such Person’s assumption of a portion of the Revolving Commitments and each such Person’s purchase of a portion of the currently-outstanding Revolving Loans (such delivery to be made into escrow pending execution and effectiveness of this Agreement);

(d) the consent and approval of the Required Lenders (as evidenced on the signature pages attached hereto) to the amendments and modifications to the Credit Agreement referenced herein; and

(e) such other documents, instruments and agreements as the Agent may reasonably request.

5. Additional Representations. Each Borrower, the General Partner, the USRP REIT and each of the other Guarantors collectively represent and warrant to the Agent and the Lenders that:

(a) Authorization. The Borrower, General Partner, the USRP REIT and each other Guarantor, respectively, has the right and power and has obtained all authorizations necessary to execute and deliver this Agreement and to perform its respective obligations hereunder and under the Credit Agreement and Credit Documents, as amended by this Agreement, in accordance with their respective terms. This Agreement has been duly executed and delivered by a duly authorized officers of the Borrower, General Partner, the USRP REIT and each other Guarantor, respectively, and each of this Agreement and the Credit Agreement and Credit Documents, as amended by this Agreement, is a legal, valid and binding obligation of the Borrower, General Partner, the USRP REIT and each other Guarantor (each as applicable), enforceable against the Borrower, General Partner, the USRP REIT and each other Guarantor (each as applicable) in accordance with its respective terms, except as the same may be limited by bankruptcy, insolvency, and other similar laws affecting the rights of creditors generally and the availability of equitable remedies for the enforcement of certain obligations contained herein or therein may be limited by equitable principles generally.

(b) Compliance with Laws, etc. The execution and delivery by the Borrower, General Partner, the USRP REIT and the other Guarantors of this Agreement and the performance by the Borrower, General Partner, the USRP REIT and/or the other Guarantors of this Agreement and the Credit Agreement and Credit Documents, as amended by this Agreement, in accordance with their respective terms, does not and will not, by the passage of time, the giving of notice or otherwise: (i) require any Governmental Approval or violate any Applicable Law (including all Environmental Laws) relating to the Borrower, General Partner, the USRP REIT any of the other Guarantors or any other Consolidated Party; (ii) conflict with, result in a breach of or constitute a default under the organizational documents of the Borrower, General Partner, the USRP REIT any of the other Guarantors or any other Consolidated Party, or any indenture, agreement/or other instrument to which the Borrower, General Partner, the USRP REIT any of the other Guarantors or any other Consolidated Party is a party or by which it or any of its respective properties may be bound; or (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by the Borrower, General Partner, the USRP REIT, any other Guarantor or any other Consolidated Party other than in favor of the Agent for the benefit of the Lenders; and

(c) No Default. No Default or Event of Default has occurred and is continuing as of the date hereof nor will exist immediately after giving effect to this Agreement.

6. Waivers; Delays; Omissions. No waiver by Lenders of any default shall be deemed to be a waiver of any other subsequent default, nor shall any such waiver by Lenders be deemed to be a continuing waiver. No delay or omission by Lenders in exercising any right or power hereunder, or under any other writings executed by Assignor or any obligor as security for or in connection with the Credit Party Obligations, shall impair any such right or power or be construed as a waiver thereof or any acquiescence therein, nor shall any single or partial exercise of any such right or power preclude other or further exercise thereof, or the exercise of any other right or power of Lenders hereunder or under such other writings.

7. Maximum Applicable Interest Rates. No provision herein or in any promissory note, instrument, or any other document, instrument or agreement evidencing the Credit Party Obligations shall require the payment or permit the collection of interest in excess of the maximum permitted by law. If any excess of interest in such respect is provided for herein or in any such promissory note, instrument, or any other document, instrument or agreement, the provisions of this paragraph shall govern, and no obligor shall be obligated to pay the amount of such interest to the extent that it is in excess of the amount permitted by law. The intention of the parties being to conform strictly to the usury laws now in force, all promissory notes, instruments, and other documents, instruments or agreements evidencing the Credit Party Obligations shall be held subject to reduction to the amount allowed under said usury laws as now or hereafter construed by the courts having jurisdiction.

8. Default. The failure of the Borrower or any of the Guarantors to perform any of their respective obligations under this Agreement or the material falsity of any representation or warranty made herein shall, at the option of the Agent and/or Lenders (as determined in accordance with the Credit Agreement) after expiration of any applicable cure period, constitute an Event of Default under the Credit Documents.

9. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NORTH CAROLINA APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

10. Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns. No Credit Party shall transfer or assign any of their respective rights or obligations hereunder without the prior written consent of the Agent.

11. Certain References. Each reference to the Credit Agreement in any of the Credit Documents shall be deemed to be a reference to the Credit Agreement as amended by this Agreement.

12. Expenses. The Borrower shall reimburse the Collateral Agent, Issuing Lender and Agent upon demand for all reasonable costs and expenses (including reasonable attorneys’ fees) incurred by the such Persons in connection with the preparation, negotiation and execution of this Agreement and the other agreements and documents executed and delivered in connection herewith.

13. Release. Each Credit Party hereby represents and warrants that it has no claims, counterclaims, offsets, or defenses to any of the Credit Documents, or to the performance of their respective obligations thereunder and, in consideration of the Lenders’ and Agent’s willingness to grant the amendment referenced herein, hereby releases the Issuing Lender, Agent, the Collateral Agent, the Lenders, BAS, and each of their respective officers, employees, representatives, agents, counsel and directors from any and all actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, now known or unknown, suspected or unsuspected to the extent that any of the foregoing arises from any action or failure to act on or prior to the date hereof.

14. Effect. Except as expressly herein amended, the terms and conditions of the Credit Agreement and the other Credit Documents remain in full force and effect. The amendments contained herein shall be deemed to have prospective application only, unless otherwise specifically stated herein.

15. No Novation. The parties hereto intend this Agreement to evidence the amendments to the terms of the existing indebtedness of the Borrower and Guarantors to the Lenders as specifically set forth herein and do not intend for such amendments to constitute a novation in any manner whatsoever.

16. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

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IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date hereof.

PRINCIPAL BORROWER:	U.S. RESTAURANT PROPERTIES OPERATING L.P.

	By:	USRP MANAGING, INC.

		By:	/s/ Stacy M. Riffe

		Name:	Stacy M. Riffe
		Title:	Vice President

GENERAL SPE:	USRP FUNDING 2002-A, L.P.

	By:	USRP (SFGP) 2, LLC

		By:	/s/ Stacy M. Riffe

		Name:	Stacy M. Riffe
		Title:	Manager

S&C:	USRP (S&C), LLC

	By:	/s/ Stacy M. Riffe

	Name:	Stacy M. Riffe
	Title:	Manager

HCI:	USRP/HCI PARTNERSHIP 1, L.P.

	By:	USRP (JV1), LLC

		By:	/s/ Stacy M. Riffe

		Name:	Stacy M. Riffe
		Title:	Manager

JV1:	USRP (JV1), LLC

	By:	/s/ Stacy M. Riffe

	Name:	Stacy M. Riffe
	Title:	Manager

USRP Holding:	USRP HOLDING CORP.

	By:	/s/ Stacy M. Riffe

	Name:	Stacy M. Riffe
	Title:	Manager

GENERAL PARTNER:	USRP MANAGING, INC.

	By:	/s/ Stacy M. Riffe

	Name:	Stacy M. Riffe
	Title:	Vice President

USRP REIT:	U.S. RESTAURANT PROPERTIES, INC.

	By:	/s/ Stacy M. Riffe

	Name:	Stacy M. Riffe
	Title:	Secretary

SUBSIDIARY GUARANTORS:	ARKANSAS RESTAURANTS #10, L.P., a Texas limited partnership

	By:	North American Restaurant Management, Inc.

	By:	/s/ Stacy M. Riffe

	Name:	Stacy M. Riffe
	Title:	Vice President

RESTAURANT PROPERTY PARTNERS, L.P., a Texas limited partnership

By:	Restaurant Funding, Inc.

By:	/s/ Stacy M. Riffe

Name:	Stacy M. Riffe
Title:	Vice President

USRP (66), LTD., a Texas limited partnership

By:	USRP GP1, LLC

By:	/s/ Stacy M. Riffe

Name:	Stacy M. Riffe
Title:	Manager

USRP (FAIN 10), L.P., a Texas limited partnership

By:	USRP GP5, LLC

By:	/s/ Stacy M. Riffe

Name:	Stacy M. Riffe
Title:	Manager

USRP (KATY), L.P., a Texas limited partnership

By:	USRP GP8, LLC

By:	/s/ Stacy M. Riffe

Name:	Stacy M. Riffe
Title:	Manager

USRP (PAC), L.P., a Texas limited partnership

By:	USRP (Cap), Inc.

By:	/s/ Stacy M. Riffe

Name:	Stacy M. Riffe
Title:	Vice President

USRP (QUEST), L.P., a Texas limited partnership

By:	USRP GP4, LLC

By:	/s/ Stacy M. Riffe

Name:	Stacy M. Riffe
Title:	Manager

USRP (SAN ANTONIO), LTD., a Texas limited partnership

By:	USRP GP, LLC

By:	/s/ Stacy M. Riffe

Name:	Stacy M. Riffe
Title:	Manager

USRP (T&C), L.P., a Texas limited partnership

By:	USRP GP3, LLC

By:	/s/ Stacy M. Riffe

Name:	Stacy M. Riffe
Title:

NORTH AMERICAN RESTAURANT MANAGEMENT, INC.

By:	/s/ Stacy M. Riffe

Name:	Stacy M. Riffe
Title:	Vice President

RESTAURANT FUNDING, INC.

By:	/s/ Stacy M. Riffe

Name:	Stacy M. Riffe
Title:	Vice President

PINNACLE RESTAURANT GROUP, LLC, a Texas limited liability company

By:	/s/ Stacy M. Riffe

Name:	Stacy M. Riffe
Title:	Manager

USRP (ACQUISITION), LLC, a Texas limited liability company

By:	/s/ Stacy M. Riffe

Name:	Stacy M. Riffe
Title:	Manager

USRP (BC), LLC, a Texas limited liability company

By:	/s/ Stacy M. Riffe

Name:	Stacy M. Riffe
Title:	Manager

USRP (BILL), LLC, a Texas limited liability company

By:	/s/ Stacy M. Riffe

Name:	Stacy M. Riffe
Title:	Manager

USRP (CAL), LLC, a Texas limited liability company

By:	/s/ Stacy M. Riffe

Name:	Stacy M. Riffe
Title:	Manager

USRP (CAP), INC. a Texas corporation

By:	/s/ Stacy M. Riffe

Name:	Stacy M. Riffe
Title:	Vice President

USRP (CARROLL), LLC, a Texas limited liability company

By:	/s/ Stacy M. Riffe

Name:	Stacy M. Riffe
Title:	Manager

USRP (CENTRAL AVENUE), LLC, a Texas limited liability company

By:	/s/ Stacy M. Riffe

Name:	Stacy M. Riffe
Title:	Manager

USRP (CHRIS), LLC, a Texas limited liability company

By:	/s/ Stacy M. Riffe

Name:	Stacy M. Riffe
Title:	Manager

USRP (DEEDEE), LLC, a Texas limited liability company

By:	/s/ Stacy M. Riffe

Name:	Stacy M. Riffe
Title:	Manager

USRP (DON), LLC, a Texas limited liability company

By:	/s/ Stacy M. Riffe

Name:	Stacy M. Riffe
Title:	Manager

USRP (FINANCE), LLC, a Texas limited liability company

By:	/s/ Stacy M. Riffe

Name:	Stacy M. Riffe
Title:	Manager

USRP (FRED), LLC, a Texas limited liability company

By:	/s/ Stacy M. Riffe

Name:	Stacy M. Riffe
Title:	Manager

USRP (GANT1), LLC, a Texas limited liability company

By:	/s/ Stacy M. Riffe

Name:	Stacy M. Riffe
Title:	Manager

USRP (GANT2), LLC, a Texas limited liability company

By:	/s/ Stacy M. Riffe

Name:	Stacy M. Riffe
Title:	Vice President

USRP (GOLD), LLC, a Texas limited liability company

By:	/s/ Stacy M. Riffe

Name:	Stacy M. Riffe
Title:	Manager

USRP GP, LLC, a Texas limited liability company

By:	/s/ Stacy M. Riffe

Name:	Stacy M. Riffe
Title:	Manager

USRP GP1, LLC, a Texas limited liability company

By:	/s/ Stacy M. Riffe

Name:	Stacy M. Riffe
Title:	Manager

USRP GP3, LLC, a Texas limited liability company

By:	/s/ Stacy M. Riffe

Name:	Stacy M. Riffe
Title:	Manager

USRP GP4, LLC, a Texas limited liability company

By:	/s/ Valerie S. Silverling

Name: Valerie S. Silverling
Title: Manager

USRP GP5, LLC, a Texas limited liability company

By:	/s/ Valerie S. Silverling

Name: Valerie S. Silverling
Title: Manager

USRP GP8, LLC, a Texas limited liability company

By:	/s/ Valerie S. Silverling

Name: Valerie S. Silverling
Title: Manager

USRP (ILLINOIS), LLC, a Texas limited liability company

By:	/s/ Valerie S. Silverling

Name: Valerie S. Silverling
Title: Manager

USRP (JENNIFER), LLC, a Texas limited liability company

By:	/s/ Valerie S. Silverling

Name: Valerie S. Silverling
Title: Manager

USRP (JONES), LLC, a Texas limited liability company

By:	/s/ Valerie S. Silverling

Name: Valerie S. Silverling
Title: Manager

USRP (MANAGER), LLC, a Texas limited liability company

By:	/s/ Valerie S. Silverling

Name: Valerie S. Silverling
Title: Manager

USRP (MIDON), LLC, a Texas limited liability company

By:	/s/ Valerie S. Silverling

Name: Valerie S. Silverling
Title: Manager

USRP (MINNESOTA), LLC, a Texas limited liability company

By:	/s/ Valerie S. Silverling

Name: Valerie S. Silverling
Title: Manager

USRP (MISSOURI), LLC, a Texas limited liability company

By:	/s/ Valerie S. Silverling

Name: Valerie S. Silverling
Title: Manager

USRP (MOLLY), LLC, a Texas limited liability company

By:	/s/ Valerie S. Silverling

Name: Valerie S. Silverling
Title: Manager

USRP (PALMA), LLC, a Texas limited liability company

By:	/s/ Valerie S. Silverling

Name: Valerie S. Silverling
Title: Manager

USRP (PAT), LLC, a Texas limited liability company

By:	/s/ Valerie S. Silverling

Name: Valerie S. Silverling
Title: Manager

USRP (POPEYE’S), LLC, a Texas limited liability company

By:	/s/ Valerie S. Silverling

Name: Valerie S. Silverling
Title: Manager

USRP (RIBBIT), LLC, a Texas limited liability company

By:	/s/ Valerie S. Silverling

Name: Valerie S. Silverling
Title: Manager

USRP (SARAH), LLC, a Texas limited liability company

By:	/s/ Valerie S. Silverling

Name: Valerie S. Silverling
Title: Manager

USRP (ST. LOUIS), LLC, a Texas limited liability company

By:	/s/ Valerie S. Silverling

Name: Valerie S. Silverling
Title: Manager

USRP (STEVE), LLC, a Texas limited liability company

By:	/s/ Valerie S. Silverling

Name: Valerie S. Silverling
Title: Manager

USRP (SYBRA), LLC, a Texas limited liability company

By:	/s/ Valerie S. Silverling

Name:	Valerie S. Silverling
Title:	Manager

USRP (SUSI), LLC, a Texas limited liability company

By:	/s/ Valerie S. Silverling

Name:	Valerie S. Silverling
Title:	Manager

USRP (VALERIE), LLC, a Texas limited liability company

By:	/s/ Valerie S. Silverling

Name:	Valerie S. Silverling
Title:	Manager

PINNACLE RESTAURANT GROUP II, LLC

By:	/s/ Valerie S. Silverling

Name:	Valerie S. Silverling
Title:	Manager

USRP (CAROLINA), LTD.

By:	Restaurant Acquisition Corp.

	By:	/s/ Valerie S. Silverling

	Name:	Valerie S. Silverling
	Title:	Secretary

USRP (LINCOLN), LTD.

By:	Restaurant Acquisition Corp.

	By:	/s/ Valerie S. Silverling

	Name:	Valerie S. Silverling
	Title:	Secretary

USRP (NORMAN), LTD.

By:	Restaurant Acquisition Corp.

	By:	/s/ Valerie S. Silverling

	Name:	Valerie S. Silverling
	Title:	Secretary

U.S. RESTAURANT PROPERTIES DEVELOPMENT L.P.

By:	Restaurant Contractor Corp.

By:	/s/ Valerie S. Silverling

Name:	Valerie S. Silverling
Title:	Secretary

RESTAURANT RENOVATION PARTNERS, L.P.

By:	Restaurant Acquisition Corp.

By:	/s/ Valerie S. Silverling

Name:	Valerie S. Silverling
Title:	Secretary

RESTAURANT ACQUISITION CORP.

By:	/s/ Valerie S. Silverling

Name:	Valerie S. Silverling
Title:	Secretary

RESTAURANT CONTRACTOR CORP.

By:	/s/ Valerie S. Silverling

Name:	Valerie S. Silverling
Title:	Secretary

USRP RENOVATION CORP.

By:	/s/ Valerie S. Silverling

Name:	Valerie S. Silverling
Title:	Secretary

USRP (SFGP)2, LLC, a Texas limited liability company

By:	/s/ Valerie S. Silverling

Name:	Valerie S. Silverling
Title:	Manager

USRP (SHOPORT)1, LLC, a Texas limited liability company

By:	/s/ Valerie S. Silverling

Name:	Valerie S. Silverling
Title:	Manager

USRP (KRUSE), LLC, a Texas limited liability company

By:	/s/ Valerie S. Silverling

Name:	Valerie S. Silverling
Title:	Manager

USRP (PETERS), LLC, a Texas limited liability company

By:	/s/ Valerie S. Silverling

Name:	Valerie S. Silverling
Title:	Manager

USRP (SHO)1, L.P.

By:	USRP (SHOPORT)1, LLC

By:	/s/ Valerie S. Silverling

Name:	Valerie S. Silverling
Title:	Manager

[remainder of page left intentionally blank – additional signature pages, schedules and exhibits to follow]

AGENT/ISSUING LENDER/COLLATERAL AGENT:

BANK OF AMERICA, N.A., in its capacity as Agent, Issuing Lender and Collateral Agent

	By:	/s/ Matthew W. Sadler

	Name:	Matthew W. Sadler
	Title:	Vice President

LENDERS:	BANK OF AMERICA, N.A. individually in its capacity as a Lender

	By:	/s/ Matthew W. Sadler

	Name:	Matthew W. Sadler
	Title:	Vice President